Exhibit 10.23

REPERTORIO N.º 6.462-2023.-

Jca. F/Elect.

Segunda MODIFICACIÓN

CONTRATO DE EXPLORACIÓN MINERA

Y

PROMESA UNILATERAL DE CONSTITUCIÓN DE SOCIEDAD

-Proyecto Fiel Rosita-

***

SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.

Y

KEY METALS CORPORATION CHILE SpA

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Journal No. 6,462-2023

Jca. F/Elect.

Second Amendment

Mining EXPLORATION Agreement

and

UNILATERAL PROMISE to Incorporate a Company

-Fiel Rosita Project-

***

SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.

and

KEY METALS CORPORATION CHILE SpA

***************************************************

En Santiago, República de Chile a veintitrés de junio de dos mil veintitrés, ante mí MARIA SOLEDAD SANTOS MUÑOZ, Abogado, Notario Público Titular de la Séptima Notaría de Santiago; con Oficio en calle Agustinas mil ciento sesenta y uno, entrepiso, comuna y ciudad de Santiago, comparecen:	In Santiago, Republic of Chile, on June 23, 2023, the following parties have appeared before me, MARÍA SOLEDAD SANTOS MUÑOZ, lawyer and Notary Public assigned to the Santiago Seventh Notary Offices, practising at 1,161, Agustinas Street, mezzanine, in the borough and city of Santiago:

don José Miguel Gustavo Berguño Cañas, chileno, casado, ingeniero, cédula de identidad número diez millones novecientos tres mil novecientos noventa y dos guion seis, y don Gonzalo Ignacio Aguirre Toro, chileno, casado, abogado, cédula de identidad número trece millones cuatrocientos cuarenta y un mil cuatrocientos diecinueve guión siete, ambos en nombre y representación de SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., Rol Único Tributario número noventa y tres millones siete mil guion nueve, sociedad anónima del giro de su denominación, todos domiciliados, para estos efectos, en calle El Trovador número cuatro mil doscientos ochenta y cinco, piso seis, comuna de Las Condes, Región Metropolitana, en adelante “SQM”, por una parte; y	José Miguel Gustavo Berguño Cañas, a Chilean engineer, married, National Identification Card No. 10,903,992-6, and Gonzalo Ignacio Aguirre Toro, a Chilean lawyer, married, National Identification Card No. 13,441,419-7, both of them acting for and representing SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., a company in the business indicated by its name, i.e. mining and chemicals, Chilean Taxpayer No. 93,007,000-9, and all of them with legal address for the purposes hereof at 4,285, El Trovador St., 6th Floor, Las Condes borough, Metropolitan Region, party of the first part, hereinafter called “SQM”, and

por la otra, don Ignacio Joaquín López Alarcón, chileno, casado, abogado, cédula de identidad número dieciséis millones diecisiete mil quinientos veinticinco guion siete, en nombre y representación de KEY METALS CORPORATION CHILE SpA, Rol Único Tributario número setenta y siete millones trescientos noventa y tres mil ochocientos cuarenta y dos guion tres, sociedad por acciones, del giro minero, ambos domiciliados, para estos efectos, en calle Pedro de Villagra número dos mil trescientos cincuenta y uno, comuna de Vitacura, en adelante “KM”; y SQM y KM individualmente denominadas la “Parte” y conjuntamente, las “Partes”;	Ignacio Joaquín López Alarcón, a Chilean lawyer, married, National Identification Card No. 16,017,525-7, herein acting for and representing KEY METALS CORPORATION CHILE SpA, a joint-stock company in the mining business, Chilean Taxpayer No. 77,393,842-3, both with address at 2,351, Pedro de Villagra St., Vitacura borough, Santiago, Metropolitan Region, party of the second part, hereinafter called “KM”, with SQM or KM individually called a “Party”, and both together, the “Parties”.

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los comparecientes mayores de edad, quienes acreditan identidad con las cédulas antes citadas y exponen que se ha acordado celebrar la siguiente modificación de contrato de exploración y promesa unilateral de constitución de sociedad.	The appearing individuals are of age, have shown me the forenamed identification cards as proof of their respective identities, and have agreed on an amendment to their exploration agreement and unilateral promise to incorporate a company, as follows:

PRIMERO: ANTECEDENTES.

Uno. Uno. Contrato.

Con fecha treinta de agosto de dos mil veintiuno, por escritura pública otorgada en la Notaría de Santiago de doña María Soledad Santos Muñoz, bajo el repertorio número nueve mil cuatrocientos noventa y siete, guion dos mil veintiuno, las Partes suscribieron un contrato denominado “Contrato de Exploración Minera y Promesa Unilateral de Constitución de Sociedad”, en adelante el “Contrato”. KM declara que el Contrato no ha sido objeto de inscripción alguna en el Conservador de Minas competente.

First – Background Information

1.1. Agreement

On August 30, 2021, at the Notary offices of María Soledad Santos Muñoz, the Parties entered into an agreement entitled “Mining Exploration Agreement and Unilateral Promise to Incorporate a Company”, hereinafter called the “Agreement”, Journal No. 9,497-2021. KM hereby states that the Agreement has never been entered in the relevant Mine Registrar’s books.

Uno. Dos. Definiciones.

A menos que en este instrumento se le dé una definición diferente, todas las palabras que comiencen con letra mayúscula tendrán la misma definición que se les otorga en el Contrato.

1.2. Definitions Unless otherwise defined herein, all words or expressions with initial capitals shall have the meanings respectively defined for them in the Agreement.

Uno. Tres. Modificaciones.

El Contrato fue modificado en única oportunidad mediante escritura pública otorgada con fecha veintisiete de julio de dos mil veintidós en la Notaría de Santiago de doña María Soledad Santos Muñoz, bajo el repertorio número siete mil doscientos sesenta y uno guion dos mil veintidós, en el sentido de modificar el porcentaje aplicable para la determinación de la Regalía establecida en el Anexo Diez. Cinco /b/ del Contrato.

1.3. Amendments

The Agreement was amended only once in a document of public record signed on July 27, 2022, at the Santiago Notary Office of María Soledad Santos Muñoz, entered in the Journal under No. 7,261-2022, with the purpose of amending the percentage applicable to determine the Royalty defined in Appendix 10.5 /b/ to the Agreement.

SEGUNDO: MODIFICACIÓN DEL CONTRATO. Por el presente acto, las Partes, según lo establecido en la Cláusula Vigésimo Octava del Contrato, acuerdan modificarlo del modo que se indica a continuación:	Second – Amendment to the Agreement Per Clause 28 of the Agreement, the Parties hereby agree on amending the latter as follows:

Dos. Uno: En la Cláusula Sexta sobre “Primas y su Determinación”, las Partes acuerdan remplazar íntegramente la letra /g/ de dicha cláusula, por el texto que sigue a continuación:	2.1: The Parties hereby agree on replacing the entire letter /g/ of Clause 6 on “Instalments” with the following text:
“/g/ la cantidad de seis millones ciento veinticinco mil Dólares, en su equivalente en pesos, moneda nacional, pagaderos en o antes del día treinta y uno de diciembre de dos mil veintisiete;	“/g/ an amount in CLP equivalent to USD 6,125,000, payable on or before December 31, 2027;

Dos. Dos: En la Sección Ocho. Tres, sobre “Montos y calendario”, las Partes acuerdan remplazar íntegramente las letras /b/, /c/, /d/, /e/ y /f/ de dicha sección, por el texto que sigue a continuación:	2.2: The Parties hereby agree on replacing the entire letters /b/, /c/, /d/, /e/ and /f/ of Section 8.3 on “Amounts and Dates” with the following text:

“/b/ la cantidad de dos millones de Dólares en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veintitrés;	“/b/ an amount in CLP equivalent to USD 2,000,000, payable on or before December 31, 2023;

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/c/ la cantidad de tres millones de Dólares en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veinticuatro;	/c/ an amount in CLP equivalent to USD 3,000,000, payable on or before December 31, 2024;

/d/ la cantidad de cuatro millones de Dólares en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veinticinco;	/d/ an amount in CLP equivalent to USD 4,000,000, payable on or before December 31, 2025;

/e/ la cantidad de cinco millones de Dólares en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veintiséis; y	/e/ an amount in CLP equivalent to USD 5,000,000, payable on or before December 31, 2026, and

/f/ la cantidad de cinco millones quinientos mil Dólares, en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veintisiete”.	/f/ an amount in CLP equivalent to USD 5,500,000, payable on or before December 31, 2027”.

Dos. Tres: En la Sección Nueve. Dos sobres “Plazo para ejercer la Promesa”, las Partes acuerdan remplazar íntegramente la letra /a/ de dicha sección, por el texto que sigue a continuación:	2.3: The Parties hereby agree on replacing the entire letter /a/ of Section 9.2 on the “Term for Fulfilling the Promise” with the following text:

“/a/ Sujeto a los términos de este Contrato, al cumplimiento de las obligaciones, Condiciones y a que se entiendan aprobados todos los Informes de exploración según como se señala en este Contrato, el plazo extintivo y fatal para ejercer la Promesa es hasta el día treinta y uno de diciembre de dos mil veintisiete, en adelante el “Plazo”.	“/a/ Subject to the terms hereof, to having met the obligations and Conditions hereunder, and to all of the Exploration Reports having been deemed approved as provided herein, the extinctive final deadline for fulfilling the Promise shall be December 31, 2027, hereinafter called the “Term”.

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Dos. Cuatro: En la Sección Diez. Uno sobre “Constitución de la Sociedad Contractual Minera”, las Partes acuerdan remplazar íntegramente la letra /a/ de dicha sección, por el texto que sigue a continuación:	2.4: The Parties hereby agree on replacing the entire letter /a/ of Section 10.1 on the “Incorporation of the Contract Mining Company” with the following text:

“/a/ Sujeto a los términos de este Contrato, al cumplimiento de las obligaciones, Condiciones y a que se entiendan aprobados todos los Informes de Exploración según como se señala en este Contrato, si KM decidiera ejercer la Promesa, concurriendo a formar la SCM, enviará dentro del Plazo un aviso a SQM comunicando su intención en tal sentido y adjuntando una copia autorizada ante Notario, como conforme a su original, de los documentos que acrediten el cumplimiento de las Condiciones y la aprobación de todos los Informes de Exploración, en adelante el “Aviso de Ejercicio”. El Aviso de Ejercicio, será entregado personalmente por el Notario al Gerente General o al Vicepresidente de Operaciones Nitrato o al Vicepresidente Legal de SQM, y ser enviado con copia al contacto de SQM que se señala en la Cláusula Vigésimo Tercera”.	“/a/ Subject to the terms hereof, to having met the obligations and Conditions hereunder, and to all of the Exploration Reports having been deemed approved as provided herein, if KM decided to fulfill the Promise and form the SCM, it shall send a notice to SQM within the Term, hereinafter called the “Notice of Fulfillment”, stating its intention in this sense, enclosing copies of the documents proving that the Conditions had been met and the Exploration Reports approved, authenticated by a Notary as true to their originals, and delivered in person by the Notary to SQM’s General Manager, Vice-President of Nitrate Operations or Legal Vice-President, with copy to SQM’s contact specified in Clause 23”.

TERCERO: INCREMENTO EN LOS GASTOS MÍNIMOS DE EXPLORACIÓN.

KM declara que:

/a/ para el primer periodo de Gastos Mínimos de Exploración, vencido el día treinta de agosto de dos mil veintidós, sólo efectuó Gastos de Exploración por un monto de trescientos veinticinco mil doscientos ochenta y un Dólares, faltándole una cantidad de ciento setenta y cuatro mil setecientos diecinueve Dólares para cumplir los Gastos Mínimos de Exploración para dicho periodo;

Third – Increase in Minimum Exploration Expenses

KM hereby states:

/a/ That, during the first period set for Minimum Exploration Expenses, which ended on August 30, 2022, its Exploration Expenses only totalled USD 325,281, leaving an unspent amount of USD 174,719 to meet the Minimum Exploration Expenses defined for that period;

/b/ hace uso del derecho que se le otorga en la letra /c/ de la Sección Ocho. Cuatro del Contrato, incrementando en ciento setenta y cuatro mil setecientos diecinueve Dólares la cantidad de Gastos Mínimos de Exploración a incurrir en el segundo periodo que vence el treinta y uno de diciembre de dos mil veintitrés;	/b/ That, by exercising the right granted thereto in letter /c/ of Section 8.4 of the Agreement, it hereby increases the Minimum Exploration Expenses to be spent during the second period ending on December 31, 2023, by USD 174,719, and

/c/ en virtud de lo anterior se obliga a incurrir por concepto de Gastos Mínimos de Exploración la cantidad de dos millones ciento setenta y cuatro mil setecientos diecinueve Dólares en su equivalente a pesos, moneda nacional, en o antes del día treinta y uno de diciembre de dos mil veintitrés.	/c/ That, therefore, it hereby commits to spend Minimum Exploration Expenses in an amount in CLP equivalent to USD 2,174,719 on or before December 31, 2023.

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Cuarto: Vigencia. El Contrato continúa vigente en todo lo no modificado y con las modificaciones incorporadas.	Fourth – Effectiveness In all that is not amended hereby, the Agreement shall remain effective with the included amendments.

QUINTO: RESOLUCIÓN DE CONFLICTOS.

Todas las diferencias, dificultades o conflictos que se susciten entre las Partes, por cualquier motivo y bajo cualquier circunstancia, relacionadas directa o indirectamente con este instrumento, serán resueltas de acuerdo a la Cláusula Trigésima del Contrato sobre “Resolución de Conflictos”.

Fifth – CONFLICT Resolution

Any differences, difficulties or conflicts that may arise between the Parties for any reasons and under any circumstances, whether directly or indirectly relating hereto, shall be resolved as provided in Clause 30 of the Agreement on “Conflict Resolution”.

SEXTO: DOMICILIO Y LEY APLICABLE.

Las Partes, para todos los efectos pertinentes, fijan domicilio especial en la ciudad y comuna de Santiago. Este instrumento se rige y regirá siempre por las leyes de la República de Chile.

Sixth – LEGAL ADDRESS AND APPLICABLE LAWS

For all relevant purposes, the Parties hereby specially set their legal address in the city and borough of Santiago. This instrument is and shall always be governed by the laws of the Republic of Chile.

SÉPTIMO: GASTOS.

Todos los derechos notariales, conservatorios y de archivero judicial en que sea necesario incurrir o pagar con motivo de este instrumento, serán siempre pagados totalmente por KM a su exclusivo costo.

Seventh – Expenses All notary, registrar and court-archivist fees incurred or paid in connection with this instrument shall always be fully paid by KM alone, at its own cost.

Asimismo, KM, dentro del plazo de un mes a contar de esta fecha, se obliga gestionar todas las inscripciones o anotaciones que sean pertinentes para materializar los acuerdos alcanzados en el presente instrumento, debiendo entregar a SQM copia de dichas inscripciones y anotaciones una vez sean practicadas por los organismos correspondientes.	KM hereby also promises that, within one month hereof, it shall process any and all registrations or annotations relevant to bring about the agreements reached herein, and once completed by the corresponding organizations, deliver a copy thereof to SQM.

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Octavo: FACULTAD AL PORTADOR.

Se faculta al portador de copia autorizada de la presente escritura para requerir las inscripciones y anotaciones que procedan en los registros pertinentes del Conservador de Minas respectivo.

Eighth – Bearer Authorization The bearer of an authenticated copy hereof is hereby authorized to request any pertaining entries and annotations in the relevant Mine Registrar’s books.

PERSONERÍAS. La personería de los señores José Miguel Gustavo Berguño Cañas y Gonzalo Ignacio Aguirre Toro para actuar en representación de SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A. consta en la escritura pública de fecha veinte de enero del año dos mil veintitrés, otorgada en la Notaría de Santiago de doña María Soledad Santos Muñoz, repertorio número seiscientos ochenta y seis, guión dos mil veintitrés.

Powers of Attorney

José Miguel Gustavo Berguño Cañas and Gonzalo Ignacio Aguirre Toro have been authorized to represent Sociedad Química y Minera de Chile S.A. in a document executed on January 20, 2023, at the Santiago Notary offices of María Soledad Santos Muñoz, and entered in the Journal under No. 686-2023.

La personería de don Ignacio Joaquín López Alarcón para actuar en representación de KEY METALS CORPORATION CHILE SpA consta en escritura pública de fecha quince de junio de dos mil veintiuno, otorgada en la Notaría de Santiago de doña María Pilar Gutiérrez Rivera, repertorio número quince mil quinientos veintiuno, guion dos mil veintiuno.	Ignacio Joaquín López Alarcón has been authorized to represent Key Metals Corporation Chile SpA in a document signed on June 15, 2021, at the Santiago Notary offices of María Pilar Gutiérrez Rivera, and entered in the Journal under No. 15,521-2021.

Dichas personerías no se insertan por ser conocidas por las Partes y por haber estado a la vista del notario que autoriza.	These powers of attorney have not been inserted herein, because they are known by the Parties, and the authenticating Notary has seen them.

En comprobante y previa lectura, firman los comparecientes. Se dan copias. DOY FE.	In witness whereof and after reading its contents, the appearing individuals have signed this instrument. Copies have been given. I ATTEST.

/s/ José Miguel Gustavo Berguño Cañas
José Miguel Gustavo Berguño Cañas
For Sociedad Química y Minera de Chile S.A

/s/ Gonzalo Ignacio Aguirre Toro
Gonzalo Ignacio Aguirre Toro
For Sociedad Química y Minera de Chile S.A.

/s/ Ignacio Joaquín López Alarcón
Ignacio Joaquín López Alarcón
For Key Metals Corporation Chile SpA

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